SUP-0103-0714

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

(the “Fund”)

Supplement dated July 7, 2014 to the Summary Prospectus and Prospectus dated March 1, 2014 of the Fund (together, the “Prospectuses”).

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PORTFOLIO MANAGERS

The following chart replaces the chart under the heading “Portfolio Managers” in the Summary section of the Prospectuses and reflects those persons responsible for the day-to-day management of the Fund’s portfolio.

AllianceBernstein Global Risk Allocation Fund

Employee	Length of Service	Title
Michael DePalma	Since 2012	Senior Vice President of the Adviser
Leon Zhu	Since 2012	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus with respect to the Fund.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Michael DePalma; since 2012; Senior Vice President of the Adviser and Chief Investment Officer of Quantitative Investment Strategies	Senior Vice President of the Adviser, with which he has been associated since prior to 2009. He has been Chief Investment Officer of Quantitative Investment Strategies since 2011. Prior thereto, he headed the quantitative research effort of the Adviser’s fixed-income division, since prior to 2009.

Leon Zhu; since 2012; Senior Vice President of the Adviser and Director of Research for Quantitative Investment Strategies	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2009.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0714